UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 17, 2012

(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.

(Exact name of registrant as specified in its charter)

Canada	1-10351	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 - 1st Avenue South

Saskatoon, Saskatchewan, Canada S7K 7G3

(Address of principal executive offices, including zip code)

306 / 933-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Retirement of Directors

On May 17, 2012, Paul J. Schoenhals and E. Robert Stromberg each retired from the Board of Directors (the “Board”) of Potash Corporation of Saskatchewan Inc. (the “Company”), in accordance with the Company’s Director Retirement Policy.

2012 Performance Option Plan

The Company’s 2012 Performance Option Plan (the “2012 Plan”) was adopted by the Board on February 21, 2012 and approved by the shareholders of the Company on May 17, 2012 at the Company’s Annual and Special Meeting of Shareholders (the “Meeting”). The 2012 Plan permits the grant to eligible employees of options to purchase common shares of the Company at an exercise price based on the market value of the shares on the date of grant. The options become vested and exercisable, if at all, based upon the extent that the applicable performance objectives are achieved over the three-year performance period ending December 31, 2014. A maximum aggregate of 3,000,000 common shares may be issued pursuant to stock options granted under the 2012 Plan. A copy of the 2012 Plan is filed as Exhibit 10(a) to this Current Report on Form 8-K and incorporated herein by reference.

On May 17, 2012, the Board approved the form of option agreement to be used in connection with grants of options under the 2012 Plan. Also on May 17, 2012, a total number of 1,514,800 options to purchase common shares of the Company were granted subject to the terms and conditions of the 2012 Plan, at an exercise price per share of Cdn$39.93 for those options denominated in Canadian dollars and an exercise price per share of US$39.46 for those options denominated in US dollars. A copy of the form of option agreement is filed as part of Exhibit 10(a) to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Meeting, the Company’s shareholders voted upon the election of each of the following proposed director nominees with the results of the voting set forth opposite the name of each such nominee.

	FOR	AGAINST	WITHHELD*
Christopher M. Burley	596,819,404	0	1,644,581
Donald G. Chynoweth	596,278,262	0	2,184,753
Daniel Clauw	597,019,220	0	1,444,765
William J. Doyle	595,197,516	0	2,167,988
John W. Estey	586,487,637	0	11,976,348
Gerald W. Grandey	597,070,678	0	1,392,337
C. Steven Hoffman	596,990,013	0	1,473,972
Dallas J. Howe	596,218,037	0	2,245,948
Alice D. Laberge	596,756,863	0	1,707,122
Keith G. Martell	587,000,182	0	11,463,803
Jeffrey J. McCaig	583,556,337	0	14,907,648
Mary Mogford	586,827,431	0	11,636,554
Elena Viyella de Paliza	526,806,347	0	71,597,638

The Company’s shareholders also voted upon:

(1) an ordinary resolution appointing the firm of Deloitte & Touche, LLP, the present auditors, as the Company’s auditors, to hold office until the next annual meeting of the Company’s shareholders. The results of the vote were: 641,089,724 shares for, 0 shares against and 13,118,644 shares withheld*.

(2) an ordinary resolution (attached as Appendix B to the Company’s Management Proxy Circular dated February 21, 2012) approving the adoption of the 2012 Plan. The results of the vote were: 576,678,947 shares for and 21,488,903 shares against.

(3) an advisory resolution (attached as Appendix D to the Company’s Management Proxy Circular dated February 21, 2012) accepting the Company’s approach to executive compensation. The results of the vote were: 588,436,553 shares for and 9,878,430 shares against.

(*) Number of withheld votes is based upon proxies received prior to the Meeting.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit Description

10(a)	Potash Corporation of Saskatchewan Inc. 2012 Performance Option Plan and Form of Option Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.

By:	/s/ Joseph Podwika
Name:	Joseph Podwika
Title:	Senior Vice President, General Counsel and Secretary

Dated: May 18, 2012

Index to Exhibits

Exhibit Number	Exhibit Description

10(a)	Potash Corporation of Saskatchewan Inc. 2012 Performance Option Plan and Form of Option Agreement.